Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Science & Technology Fund

(the “Fund”)

Supplement dated November 9, 2023, to the Summary Prospectuses and the Prospectuses of the Fund, each dated October 1, 2023, as supplemented to date

Effective on January 1, 2024, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectus entitled “Investment Adviser-Portfolio Managers – Wellington Management” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Thomas DeLong, CFA Vice President and Portfolio Manager	January 2024
Bruce L. Glazer, MBA Senior Managing Director and Portfolio Manager	2007
Eunhak Bae, MBA Senior Managing Director and Portfolio Manager	2019
Brian Barbetta, MBA Senior Managing Director and Portfolio Manager	2017

The seventh paragraph of the Prospectus, related to the Science & Technology Fund, entitled “Management-Investment Subadvisers- Wellington Management Company LLP is deleted in its entirety and replaced with the following:

The Science & Technology Fund is managed by Bruce L. Glazer, Brian Barbetta, Eunhak Bae, and Thomas DeLong. Each team member provides portfolio management and securities analysis services for Wellington Management’s portion of the Fund’s assets.

Mr. Glazer joined Wellington Management in 1997. Prior to that, Mr. Glazer worked as an equity research analyst covering the healthcare industry at Montgomery Securities, Inc. (1993 – 1995) and Kidder, Peabody & Co., Inc. (1990 – 1993). Mr. Glazer majored in finance and received his MBA from the University of Pennsylvania (Wharton, 1997). He also holds a BA in government, with distinction, from Cornell University (1990).

Mr. Barbetta joined Wellington Management in 2012. Prior to that, he was a senior analyst at Analysis Group, Inc. (2006 – 2010). Mr. Barbetta earned his MBA from the Massachusetts Institute of Technology (Sloan, 2012). He holds a BS from SUNY Buffalo (2005) in business administration with a concentration in finance.

Ms. Bae is the team leader for Wellington’s Technology Team. Prior to joining Wellington Management in 2017, Ms. Bae was a partner and senior vice president at Primecap (2001 – 2017). Before joining Primecap, she was at Lucent Technologies New Ventures Group, CIBC Oppenheimer,

Kaufman Brothers, and Meredith, Martin, and Kaye. Ms. Bae earned her undergraduate degree from Williams College (1993) and her MBA from Harvard Business School (2001).

Mr. DeLong joined Wellington in 2023. Prior to that, Mr. DeLong spent 15 years (2007 – 2023) at Janus Henderson Investors U.S. Mr. DeLong majored in economics and music and received his undergraduate degree from Colorado College (2005). He is also a CFA charterholder.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.